SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 25, 1997
                                                        (April 25, 1997)


                               FIRST USA, INC.
              (Exact Name of Registrant as Specified in Charter)


              DELAWARE              1-11-3030           75-2291060
           (State or Other         (Commission          (IRS Employer
           Jurisdiction            File Number)      Identification No.)
           of Incorporation)


           1601 ELM STREET, 47TH FLOOR, DALLAS, TEXAS         75201
            (Address of Principal Executive Offices)        (Zip Code)


                                 214-849-2000
             (Registrant's telephone number, including area code)



          ITEM 5.  OTHER EVENTS

               On April 25, 1997, First USA, Inc., a Delaware corporation ("First USA"), issued a press release announcing that it has elected to redeem all of the outstanding shares of its 6 1/4% convertible preferred stock on and as of May 20, 1997, the first date on which the convertible preferred stock becomes redeemable at the option of First USA. The convertible preferred stock is traded on the New York, Pacific and Chicago stock exchanges under the symbol "FUSp."

               A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.


          ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

          (c)   Exhibits

          Exhibit 99.1   Press Release, dated April 25, 1997,
                         issued by First USA, Inc.



                                  SIGNATURE

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  April 25, 1997


                                   FIRST USA, INC.
                                   ---------------------------------
                                         (Registrant)

                                   By: /s/ Philip E. Taken
                                      -------------------------------
                                   Name:  Philip E. Taken
                                   Title:    Senior Vice President and
                                              General Counsel




                                EXHIBIT INDEX

          Exhibit
          -------
          Exhibit 99.1   Press Release, dated April 25, 1997,
                         issued by First USA, Inc.